UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT



                     Pursuant to Section 13 of the

                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 17, 1999


                  Sears Credit Account Master Trust II
            (Exact name of registrant as specified in charter)


Illinois                     0-24776          Not Applicable
(State of                    (Commission      (IRS Employer
Organization)                File Number)    Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                             19807
(Address of principal executive office)          (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176


Former name, former address and former fiscal year, if changed since last report: Not Applicable


Item 5.     Other Events


           On May 17, 1999, Registrant made available the Monthly
           Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(l).


Item 7.     Financial Statements and Exhibits

  20(a).    Series 1994-1 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(b).    Series 1995-2 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(c).    Series 1995-3 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(d).    Series 1995-5 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(e).    Series 1996-1 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(f).    Series 1996-2 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(g).    Series 1996-3 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(h).    Series 1996-4 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(i)     Series 1997-1 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(j).    Series 1998-1 Monthly Investor Certificateholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(k).    Series 1998-2 Monthly Investor Certificaterholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.

  20(l).    Series 1999-1 Monthly Investor Certificaterholders'
            Statement related to the distribution of May 17, 1999 and reflecting the performance of the Trust during the Due Period ended in April 1999, which will accompany the distribution on May 17, 1999.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Sears Credit Account Master Trust II
                                 (Registrant)


                                  By:   SRFG, Inc.
                                  (Originator of the Trust)



                                  By:  /s/ Donald J. Woytek
                                           Donald J. Woytek
                                  Vice President, Administration

Date: May 17, 1999



                               EXHIBIT INDEX

Exhibit No.

 20(a).    Series 1994-1 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(b).    Series 1995-2 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(c).    Series 1995-3 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(d).    Series 1995-5 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(e).    Series 1996-1 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(f).    Series 1996-2 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(g).    Series 1996-3 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(h).    Series 1996-4 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(i).    Series 1997-1 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(j).    Series 1998-1 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(k).    Series 1998-2 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)

 20(l).    Series 1999-1 Monthly Investor
           Certificateholders' Statement
           (May 17, 1999)